UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 8, 2012

HNI Corporation
(Exact name of registrant as specified in charter)

Iowa	1-14225	42-0617510
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

408 East Second Street, P.O. Box 1109, Muscatine, Iowa  52761-0071
(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code:  (563) 272-7400

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02           Departure of Directors or Certain Officers; Election of Directors; Appointment of
Certain Officers; Compensatory Arrangements of Certain Officers.

Lead Director

On May 8, 2012, the Board of Directors (the "Board") of HNI Corporation (the "Corporation") elected Ronald V. Waters, III, as Lead Director of the Corporation for a term of one (1) year, commencing May 8, 2012, or until his replacement is elected.  For his services as Lead Director, Mr. Waters will receive an annual retainer of $12,000 in addition to the annual retainer paid to Mr. Waters as a member of the Board.  Mr. Waters currently is a member of the Public Policy and Corporate Governance Committee of the Board and has been a Director of the Corporation since 2002.

Item 5.07           Submission of Matters to a Vote of Security Holders.

The Corporation held its 2012 Annual Meeting of Shareholders (the "2012 Annual Meeting") on May 8, 2012, to:  (i) elect two directors to the Board; (ii) ratify the selection of PricewaterhouseCoopers LLP by the Corporation's Audit Committee as the Corporation's independent registered public accountant for the fiscal year ending December 29, 2012; and (iii) hold an advisory (nonbinding) vote to approve named executive officer compensation.  As of March 9, 2012, the record date for the 2012 Annual Meeting, there were 45,507,733 outstanding shares of the Corporation's common stock eligible to vote.

Proposal No. 1 – Election of Directors.  The Corporation's shareholders approved the two nominees for election to the Board for terms expiring at the Corporation's 2015 Annual Meeting of Shareholders with votes cast as follows:

Director	For	Against	Abstain	Broker Non-Votes
Stan A. Askren	35,624,513	1,290,769	125,983	4,842,784
Ronald V. Waters, III	36,206,084	637,406	197,775	4,842,784

The Corporation's other Directors:  (i) Mary H. Bell, James R. Jenkins, Dennis J. Martin and Abbie J. Smith continue to serve as directors for terms ending at the Corporation's 2013 Annual Meeting of Shareholders; and (ii) Miguel M. Calado, Cheryl A. Francis, Larry B. Porcellato and Brian E. Stern continue to serve as directors for terms ending at the Corporation's 2014 Annual Meeting of Shareholders.

Proposal No. 2 – Ratification of PricewaterhouseCoopers LLP as the Corporation's Independent Registered Public Accountant for Fiscal 2012.  The Corporation's shareholders ratified the selection of PricewaterhouseCoopers LLP as the Corporation's independent registered public accountant for the fiscal year ending December 29, 2012 with votes cast as follows:

For	Against	Abstain	Broker Non-Votes
41,449,563	234,634	199,852	-0-

Proposal No. 3 – Advisory (Nonbinding) Vote to Approve Named Executive Officer Compensation.  The Corporation's shareholders approved, on an advisory (nonbinding) basis, the compensation awarded by the Corporation to its Named Executive Officers as disclosed in the Corporation's March 23, 2012 Proxy Statement with votes cast as follows:

For	Against	Abstain	Broker Non-Votes
34,708,485	1,117,451	1,215,329	4,842,784

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HNI Corporation

Date: May 11, 2012	By:	/s/ Steven M. Bradford
Steven M. Bradford
Vice President, General Counsel and Secretary